First Amendment to Lease


This First Amendment to Lease (the "Amendment") dated May 23, 2002 is made by and between EJM Development Co., a California limited partnership ("Landlord") and OneSource Technologies, Inc, ("Tenant"), who entered into this Amendment with reference to the following facts:

A. Whereas, Landlord and Tenant entered into a Lease dated the 20th day of September 1999 (the "Lease"), for approximately 13,878 square feet of space located at 7419 East Helm Drive, Scottsdale, AZ (the "Property").

B. Whereas, Tenant has requested that Landlord enter into a direct lease with SLS Group, Inc, and Data Mapping Solutions, LLC ("SLS") for a portion of the Property.

C. Whereas, as an accommodation to Tenant, Landlord has agreed to enter into a direct lease with SLS for a portion of the Property subject to Landlord and SLS entering into a lease on terms and conditions acceptable to Landlord in Landlord's sole discretion and also subject to Landlord and Tenant entering into this Amendment.

D. Whereas, Landlord and Tenant now desire to amend certain terms of the Lease.

Therefore, it is agreed to amend the Lease as follows:

     1.  Property:
     -------------
          Effective June 1, 2002, the Property as defined in the Lease shall be described as follows:

         "A portion of 7419 East Helm Drive, Scottsdale, AZ consisting of approximately 7,331 square feet of office/warehouse area as depicted on the attached Exhibit "A",

     2. Exhibit "A":
     ---------------
          Effective June 1, 2002 Exhibit "A" to the Lease shall be replaced by the Exhibit "A: attached hereto.

     3. Base Rent:
     -------------
     Beginning June 1, 2002, the monthly Base Rent shall be payable as follows:

     Months:                                            Monthly Amount:
     --------------------------------------------------------------------------

     June 1, 2002 - November 30, 2002                   $5,135.00 per month NNN

     December 1, 2002 - November 30, 2003               $5,280.00 per month NNN

     December 1, 2003 - November 30, 2004               $5,425.00 per month NNN

     In addition to Base Rent and other charges payable under the terms of this Lease, Tenant shall pay Landlord the amount of any transaction privilege tax, rent tax, sales tax, gross proceeds tax, use tax, occupancy tax or like tax (excluding income taxes) levied, assessed or imposed by any federal, state, county or municipal governmental authority, or any subdivision thereof, upon or measured by any rent or other charge payable under this Lease.

                                                                Initial: FS
                                                                        --------
                                                                Initial: JW
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

     4. Vehicle Parking Spaces Allocated to Tenant:
     ----------------------------------------------
          Section 1.11 of the Lease is hereby deleted in its entirety and replaced with the following:

     "Section 111. Vehicle Parking Spaces Allocated to Tenant: (See Section 4.05) 10 ."


     5. Other Periodic Payments:
     ---------------------------
          Effective June 1, 2002, Tenant's initial Pro Rata Share of Common Area Expenses shall be changed to 33.6%.

     6. Brokerage Commissions:
     -------------------------
          Tenant represents and warrants to Landlord that there are no agents, brokers, fingers or other parties with whom Tenant or SLS has dealt with who are or may be entitled to any commission or fee with respect to this Amendment, Tenant shall be solely responsible for payment of any commission or fee to any such broker or other party Tenant or SLS has dealt with, Tenant shall indemnify, defend and hold harmless Landlord from any such claims for commissions or other fees in connection with this Amendment and the lease with SLS.

     7. Tenants Outstanding Balance Due:
     -----------------------------------
          As of May 31, 2002, Tenant has an outstanding balance of Base Rent and Additional Rent equal to $23,925.08. Concurrently with the execution of this Amendment Tenant shall pay Landlord the amount of $13,489.56 in good funds leaving an Outstanding Balance due of $10,435.52 (the "Outstanding Balance"). As an accommodation to Tenant, Landlord has agreed to accept repayment of the Outstanding Balance from Tenant in ten (10) consecutive equal monthly payments of $1,043.55 due on the first (1st) day of each month commencing on July 1, 2002. Failure by Tenant to make any such payment on the Outstanding Balance shall be treated as a monetary default under the terms of the Lease except, that in addition to the then late payment, the then remaining balance of the Outstanding Balance shall immediately be due and payable to Landlord, If Tenant fails to pay any rent payment due pursuant to terms of the Lease, in addition to Landlord's remedies provided for in the Lease, such failure to pay rent shall also cause 100% of the then remaining Outstanding Balance to be immediately due and payable to Landlord.

     8. Common Utilities, HVAC and Other Equipment and Services:
     -----------------------------------------------------------
          Tenant acknowledges and agrees that as a result of reducing the size of the space Tenant leases from Landlord there will be certain utilities, electrical, fire sprinkler, other building systems and equipment that will serve both Tenant's leased Property and the space leased to SLS, Landlord's agreement to enter into this Amendment is solely being done as an accommodation to Tenant and Tenant, at Tenant's sole cost and expense, shall be fully responsible for all costs, permits and work needed (if any) for all utilities, HVAC equipment or other equipment or services required to operate at the Property and to keep the Property in the condition as required under the terms of the Lease.

     9. Binding Force:
     -----------------
          Submission of the Amendment is not an offer to Lease or amend the Lease. The Amendment shall become binding upon Landlord an Tenant only when the Amendment is fully executed and delivered by Landlord. In the event Landlord does not execute and deliver the Amendment, then the Amendment shall be void and of no force or effect. Additionally, this Amendment is conditional upon the execution of a lease between Landlord and SLS for the portion or the 7419 E. Helm Building.



                                                                Initial: FS
                                                                        --------
                                                                Initial: JW
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

     10. Ratification of the Lease:
     ------------------------------
          The terms of the Lease are amended to reflect the changes set forth above. In all other respects the terms of the Lease shall be in full force and effect. In the event of any conflict between this Amendment and the Lease, the terms of this Amendment shall be deemed controlling.

     11. Capitalized Terms:
     ----------------------
          Except as otherwise expressly provided herein, the capitalized terms and phrases in this Amendment shall have the same meanings as are given such terms in the Lease.

     12. Authority:
     --------------
          If Tenant is a corporation, limited liability company, trust, general or limited partnership, each individual executing this Amendment on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Amendment on behalf of said entity.




                  Landlord                                    Tenant

        By: EJM Development Co., a California    OneSource Technologies, Inc
            limited partnership

     By: Fred Styles                             By:  Jerry Washburn
        ------------------------                      --------------------------
     Its:   General Partner                      Its: President

     Date: June 3, 2002                          Date: May 31, 2002
        ------------------------                      --------------------------


                                                                Initial: FS
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                                                                Initial: JW
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